                                                                    Exhibit 99.1

Report of Independent Certified Public Accountants



Board of Directors
Network Computing Devices, Inc.
Mountain View, California

We have audited the accompanying statement of revenues and expenses of the ThinSTAR product line (the "Carved out Financial Statements") of Network Computing Devices, Inc. ("Company"), for each of the years ended December 31, 2001 and 2000. The statement is the responsibility of the Company's management. The Carved out Financial Statements do not represent a complete set of financial statements prepared in accordance with accounting principles generally accepted in the United States of America; rather, they are intended to conform with certain rules and regulations of the Securities and Exchange Commission. Our responsibility is to express an opinion on this statement based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of gross sales is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule of gross sales. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audits provide a reasonable basis for our opinion.

The operations covered by the statement of revenues and expenses referred to above have no separate legal status or existence. The accompanying statement was prepared as described in Note 1 to present the revenues and expenses, including certain allocated expenses, directly associated with the ThinSTAR product line and are not intended to be a complete presentation of ThinSTAR product line results. Furthermore, the amounts in the accompanying statement are not necessarily indicative of the costs and expenses that would have resulted if the ThinSTAR product line had been operated as a separate entity.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and expenses of Network Computing Devices, Inc., for each of the years ended December 31, 2001 and 2000, as carved out between the ThinSTAR product line and the Company's remaining business.










San Francisco, California
April 30, 2002

                                                                            Network Computing Devices, Inc.
                                            Statement of Revenues and Expenses of the ThinSTAR Product Line




Years ended December 31, (thousands)                                    2001                 2000
-----------------------------------------------------------------------------------------------------------
Net revenues - Hardware products                                      $16,486             $ 17,814
-----------------------------------------------------------------------------------------------------------
Cost of revenues                                                       14,869               18,968
-----------------------------------------------------------------------------------------------------------
Gross profit (loss)                                                     1,617               (1,154)
-----------------------------------------------------------------------------------------------------------
Operating expenses:
     Research and development                                             788                1,259
     Marketing and selling                                              5,075                7,739
     General and administrative                                         2,225                2,603
     Business restructuring                                                 -                1,330
-----------------------------------------------------------------------------------------------------------
Total operating expenses                                                8,088               12,931
-----------------------------------------------------------------------------------------------------------
Operating loss                                                         (6,471)             (14,085)

     Interest income                                                       15                   36
     Interest expense                                                    (535)                (216)
     Other income, net                                                      -                  296
-----------------------------------------------------------------------------------------------------------
Loss before income taxes                                               (6,991)             (13,969)
-----------------------------------------------------------------------------------------------------------
   Provision for income taxes                                              10                   99
-----------------------------------------------------------------------------------------------------------
Net loss                                                              $(7,001)            $(14,068)
-----------------------------------------------------------------------------------------------------------




                                               See accompanying Notes to Statement of Revenues and Expenses

                                                 Network Computing Devices, Inc.
                                     Notes to Statement of Revenues and Expenses


1.  Basis of Presentation       On March 26, 2002, Network Computing Devices,
                                Inc. ("Company") sold its Windows-Based Terminal product line ("ThinSTAR") to Neoware Systems, Inc. The assets sold, which had no carrying value on the books as of December 31, 2001 and 2000, consisted principally of customer records, the ThinSTAR trademark and other intellectual property and contract rights used in the business of designing, developing and distributing the ThinSTAR product line.

                                In accordance with paragraph 8.2 of the Asset Purchase Agreement, the Company has prepared financial statements to meet certain requirements of Rule 3.05 of Regulation S-X. The required financial statements include a statement of revenues and expenses which include carved out revenues and expenses of the ThinSTAR product line.

                                Historically, financial statements were not prepared for ThinSTAR, as the Company did not maintain ThinSTAR as a separate business unit. Accordingly, it is impracticable to provide full audited statements for ThinSTAR, including balance sheets and statements of cash flows, or other information regarding operating, investing and financing cash flows. This statement has been developed from the historical accounting records of the Company and represents the revenues of ThinSTAR and expenses, including certain allocated expenses, directly associated with producing those revenues. The statement does not purport to represent all the costs, expenses and results associated with a stand alone, separate entity.

                                All of the estimates in the statement, as described in Note 3, are based on assumptions that Company management believes are reasonable. However, these estimates are not necessarily indicative of the net revenues and costs that would have resulted if ThinSTAR had been operated as a separate entity.

2.   Revenue Recognition        Hardware revenues consist primarily of revenues
                                from the sale of thin client terminals and related hardware. Hardware revenues are recognized when the products are shipped following receipt of a valid purchase order.
                                With respect to sales through certain
                                international distributors, revenue is
                                recognized when the shipment is made available at a third party logistics center and the buyer is notified of the availability. The Company warrants its hardware products for defects in materials for a period of three years. During this warranty period, the customer may return defective product to the Company for repair or replacement, at the Company's option. In the event the Company is unable to repair or replace the defective product, it may refund the customer the corresponding purchase price. The
                                Company reduces revenues and cost of sales by an amount representing returns estimated by the Company based upon historical experience factors. Warranty costs are accrued based upon actual units sold and historical failure rates.

                                Estimated reductions to revenue for sales and marketing programs including special price quotes, price protection, promotions and marketing development activities and other volume related incentives are recorded throughout the period and fluctuate based on market conditions. If market conditions decline, then the Company may increase these incentives, which would result in additional declines in revenue. The adjustments are charged to income in the period in which the information that gave rise to the adjustment becomes known. An allowance for doubtful accounts is maintained for estimated losses that would result from the customers' inability to make payments. Should the financial condition of the Company's customers deteriorate, additions to the allowance account may be required, which would also result in additional decreases in revenue.

3. Assumptions Used             In preparation of the Statement of Revenues and
                                Expenses, the Company made a number of
                                assumptions and estimates to allocate certain indirect costs to arrive at the carved out portion. Below is a summary of significant assumptions and estimates used by management.

                                Cost of Goods Sold: The Company uses a standard costing system to manage inventory and cost flow. Variances from actual costs, inventory shrinkage, freight and similar items are allocated to ThinSTAR products based on relative revenues or specific identification to product line.

                                Research and Development: Research and
                                development costs are charged to expense when incurred. Costs are generally comprised of personnel costs. These costs are allocated based on department head count.

                                Marketing and Selling: Costs are principally allocated based on revenue for each of the domestic and international categories. Certain costs for technical support or similar matters is based on rework or repair history.

                                General and Administrative, Business
                                Restructuring, and Interest: Costs are allocated based on revenues.

                                Interest Expense: Costs are allocated based on revenues.

                  Unaudited Statement of Revenues and Expenses

               For the Three Months Ended March 31, 2002 and 2001

                                                 Network Computing Devices, Inc.
       Unaudited Statement of Revenues and Expenses of the ThinSTAR Product Line



Three months  ended March 31, (thousands)                               2002                 2001
-----------------------------------------------------------------------------------------------------------
Net revenues - Hardware products                                      $ 2,754               $3,821
-----------------------------------------------------------------------------------------------------------
Cost of revenues                                                        2,710                2,740
-----------------------------------------------------------------------------------------------------------
Gross profit                                                               44                1,081
-----------------------------------------------------------------------------------------------------------

Operating expenses:
     Research and development                                             200                  183
     Marketing and selling                                              1,145                1,316
     General and administrative                                           653                  444

-----------------------------------------------------------------------------------------------------------
Total operating expenses                                                1,998                1,943
-----------------------------------------------------------------------------------------------------------


Operating loss                                                         (1,954)                (862)


     Interest expense, net                                                (95)                 (63)
-----------------------------------------------------------------------------------------------------------
Loss before income taxes                                               (2,049)                (925)
-----------------------------------------------------------------------------------------------------------
   Provision for income taxes                                               1                    3
-----------------------------------------------------------------------------------------------------------
Net loss                                                              $(2,050)              $ (928)
-----------------------------------------------------------------------------------------------------------

     See accompanying Notes to Unaudited Statement of Revenues and Expenses

                                                 Network Computing Devices, Inc.
                           Notes to Unaudited Statement of Revenues and Expenses


1. Basis of Presentation        On March 26, 2002, Network Computing Devices,
                                Inc. ("Company") sold its Windows-Based Terminal product line ("ThinSTAR") to Neoware Systems, Inc. The assets sold, which had no carrying value on the books as of December 31, 2001 and 2000, consisted principally of customer records, the ThinSTAR trademark and other intellectual property and contract rights used in the business of designing, developing and distributing the ThinSTAR product line.

                                In accordance with paragraph 8.2 of the Asset Purchase Agreement, the Company has prepared financial statements to meet certain requirements of Rule 3.05 of Regulation S-X. The required financial statements include a statement of revenues and expenses which include carved out revenues and expenses of the ThinSTAR product line.

                                Historically, financial statements were not prepared for ThinSTAR, as the Company did not maintain ThinSTAR as a separate business unit. Accordingly, it is impracticable to provide full audited statements for ThinSTAR, including balance sheets and statements of cash flows, or other information regarding operating, investing and financing cash flows. This statement has been developed from the historical accounting records of the Company and represents the revenues of ThinSTAR and expenses, including certain allocated expenses, directly associated with producing those revenues. The statement does not purport to represent all the costs, expenses and results associated with a stand alone, separate entity.

                                All of the estimates in the statement, as described in Note 3, are based on assumptions that Company management believes are reasonable. However, these estimates are not necessarily indicative of the net revenues and costs that would have resulted if ThinSTAR had been operated as a separate entity.

2.   Revenue Recognition        Hardware revenues consist primarily of revenues
                                from the sale of thin client terminals and related hardware. Hardware revenues are recognized when the products are shipped following receipt of a valid purchase order.
                                With respect to sales through certain
                                international distributors, revenue is
                                recognized when the shipment is made available at a third party logistics center and the buyer is notified of the availability. The Company warrants its hardware products for defects in materials for a period of three years. During this warranty period, the customer may return defective product to the Company for repair or replacement, at the Company's option. In the event the Company is unable to repair or replace the defective product, it may refund the customer the corresponding purchase price. The
                                Company reduces revenues and cost of sales by an amount representing returns estimated by the Company based upon historical experience factors. Warranty costs are accrued based upon actual units sold and historical failure rates.

                                Estimated reductions to revenue for sales and marketing programs including special price quotes, price protection, promotions and marketing development activities and other volume related incentives are recorded throughout the period and fluctuate based on market conditions. If market conditions decline, then the Company may increase these incentives, which would result in additional declines in revenue. The adjustments are charged to income in the period in which the information that gave rise to the adjustment becomes known. An allowance for doubtful accounts is maintained for estimated losses that would result from the customers' inability to make payments. Should the financial condition of the Company's customers deteriorate, additions to the allowance account may be required, which would also result in additional decreases in revenue.

3. Assumptions Used             In preparation of the Statement of Revenues and
                                Expenses, the Company made a number of
                                assumptions and estimates to allocate certain indirect costs to arrive at the carved out portion. Below is a summary of significant assumptions and estimates used by management.

                                Cost of Goods Sold: The Company uses a standard costing system to manage inventory and cost flow. Variances from actual costs, inventory shrinkage, freight and similar items are allocated to ThinSTAR products based on relative revenues or specific identification to product line.

                                Research and Development: Research and
                                development costs are charged to expense when incurred. Costs are generally comprised of personnel costs. These costs are allocated based on department head count.

                                Marketing and Selling: Costs are principally allocated based on revenue for each of the domestic and international categories. Certain costs for technical support or similar matters is based on rework or repair history.

                                General and Administrative, Business
                                Restructuring, and Interest: Costs are allocated based on revenues.

                                Interest Expense: Costs are allocated based on revenues.


4